Exhibit 99.3 2Q'19 Financial Results July 19, 2019

Disclaimers Cautionary Statement Regarding Forward-Looking Statements The following slides are part of a presentation by Synchrony Financial in connection with reporting quarterly financial results. No representation is made that the information in these slides is complete. For additional information, see the earnings release and financial supplement included as exhibits to our Current Report on Form 8- K filed today and available on our website (www.synchronyfinancial.com) and the SEC's website (www.sec.gov). All references to net earnings and net income are intended to have the same meaning. This presentation contains certain forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. Forward-looking statements may be identified by words such as “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “targets,” “outlook,” “estimates,” “will,” “should,” “may” or words of similar meaning, but these words are not the exclusive means of identifying forward-looking statements. Forward-looking statements are based on management's current expectations and assumptions, and are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results could differ materially from those indicated in these forward-looking statements. Factors that could cause actual results to differ materially include global political, economic, business, competitive, market, regulatory and other factors and risks, such as: the impact of macroeconomic conditions and whether industry trends we have identified develop as anticipated; retaining existing partners and attracting new partners, concentration of our revenue in a small number of Retail Card partners, promotion and support of our products by our partners, and financial performance of our partners; cyber-attacks or other security breaches; higher borrowing costs and adverse financial market conditions impacting our funding and liquidity, and any reduction in our credit ratings; our ability to grow our deposits in the future; our ability to securitize our loan receivables, occurrence of an early amortization of our securitization facilities, loss of the right to service or subservice our securitized loan receivables, and lower payment rates on our securitized loan receivables; changes in market interest rates and the impact of any margin compression; effectiveness of our risk management processes and procedures, reliance on models which may be inaccurate or misinterpreted, our ability to manage our credit risk, the sufficiency of our allowance for loan losses and the accuracy of the assumptions or estimates used in preparing our financial statements; our ability to offset increases in our costs in retailer share arrangements; competition in the consumer finance industry; our concentration in the U.S. consumer credit market; our ability to successfully develop and commercialize new or enhanced products and services; our ability to realize the value of acquisitions and strategic investments; reductions in interchange fees; fraudulent activity; failure of third parties to provide various services that are important to our operations; disruptions in the operations of our computer systems and data centers; international risks and compliance and regulatory risks and costs associated with international operations; alleged infringement of intellectual property rights of others and our ability to protect our intellectual property; litigation and regulatory actions; damage to our reputation; our ability to attract, retain and motivate key officers and employees; tax legislation initiatives or challenges to our tax positions and/or interpretations, and state sales tax rules and regulations; a material indemnification obligation to GE under the Tax Sharing and Separation Agreement with GE if we cause the split-off from GE or certain preliminary transactions to fail to qualify for tax-free treatment or in the case of certain significant transfers of our stock following the split-off; regulation, supervision, examination and enforcement of our business by governmental authorities, the impact of the Dodd- Frank Wall Street Reform and Consumer Protection Act and the impact of the Consumer Financial Protection Bureau’s regulation of our business; impact of capital adequacy rules and liquidity requirements; restrictions that limit our ability to pay dividends and repurchase our common stock, and restrictions that limit the Synchrony Bank’s ability to pay dividends to us; regulations relating to privacy, information security and data protection; use of third-party vendors and ongoing third-party business relationships; and failure to comply with anti-money laundering and anti-terrorism financing laws. For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this presentation and in our public filings, including under the heading “Risk Factors” in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as filed on February 15, 2019. You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties, or potentially inaccurate assumptions that could cause our current expectations or beliefs to change. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law. Differences between this presentation and the supplemental financials may occur due to rounding. 2

2Q'19 Highlights

Financial Highlights

- $853 million Net earnings, $1.24 diluted EPS
  - Reduction in the reserve related to the expected Walmart portfolio sale was $247 million, or $186 million after-tax; EPS benefit of $0.27
- Strong growth metrics
  - Loan receivables up 4%; up 17%[(a)] on a core basis
  - Net interest income up 11%
  - Purchase volume up 12%
  - Average active accounts up 9%
- Net charge-offs 6.01% compared to 5.97% in the prior year
- Provision for loan losses down 6% driven by the reduction in reserves related to the Walmart portfolio
- Efficiency ratio 31.3% compared to 31.0% in the prior year
- Deposits up $6.6 billion compared to prior year
- Strong capital and liquidity
  - 14.3% CET1 & $16.7 billion liquid assets
  - Announced up to $4.0 billion of share repurchases and completed $725 million in 2Q'19
  - Increase of quarterly dividend to $0.22 starting in 3Q'19

Business Highlights

- Completed successful conversion of PayPal Credit accounts

PayPal

- Renewed and extended key relationships

CCA Global Partners enriching the lives of entrepreneurs

PENSKE Automotive

BOSLEY

- Added new partnerships

SAMSUNG

ZERO MOTORCYCLES

- Launched new partnerships

Fanatics

Lighthouse

- Expanded our CareCredit network

Lehigh Valley Health Network A PASSION FOR BETTER MEDICINE

BaylorScott&White MEDICAL CENTER SUNNYVALE

synchrony FINANCIAL

(a) Loan receivables shown above on a Core basis is a non-GAAP measure and excludes from both the prior year and the current year amounts related to the Walmart portfolio. See non-GAAP reconciliation in the appendix

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Platform Results[a]

Retail Card[b]

Loan receivables, $ in billions



+2%
$51.5
$52.3
Core[c]
$42.2
$51.9
+23%

	2Q'18	2Q'19	V%
Purchase volume	$26.0	$29.6	+14%
Accounts	51.7	57.2	+11%
Interest and fees on loans	$2,915	$3,390	+16%

- Growth driven by PayPal Credit program acquisition, largely offset by Walmart reclass to held for sale
- Interest and Fees on Loans up 16% driven by PayPal Credit program acquisition

Payment Solutions[b]

Loan receivables, $ in billions



+8%
$18.3
$19.8

	2Q'18	2Q'19	V%
Purchase volume	$5.7	$5.9	+4%
Accounts	11.8	12.2	+3%
Interest and fees on loans	$644	$685	+6%

- Strong growth led by home furnishings and power
- Interest and Fees on Loans up 6% driven by receivable growth

CareCredit

Loan receivables, $ in billions



+7%
$9.1
$9.7

	2Q'18	2Q'19	V%
Purchase volume	$2.6	$2.8	+7%
Accounts	5.8	6.1	+5%
Interest and fees on loans	$522	$561	+7%

- Strong growth led by dental and veterinary
- Interest and Fees on Loans up 7% driven by receivable growth

(a) Accounts represent average active accounts in millions, which are credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month. Purchase volume $ in billions and Interest and fees on loans $ in millions

(b) Beginning in 1Q 2019, our Oil and Gas retail partners are now included in our Payment Solutions sales platform. Prior period financial and operating metrics for Retail Card and Payment Solutions have been recast to reflect the current period presentation

(c) Loan receivables shown above on a Core basis is a non-GAAP measure and excludes from both the prior year and the current year amounts related to the Walmart portfolio. See non-GAAP reconciliation in the appendix synchrony FINANCIAL

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Digital Innovation Driving Growth

Digital Innovation



Digital Apply



Digital Servicing



Synchrony Plug-In (SyPI)

Driving Growth

34%
Online Sales*
* Percentage of Retail Card total

47%
Mobile Channel Application Growth*
* 2Q19 vs 2Q18

~50%
Digital Applications*
* Percentage of Total Applications

>$2B
Payments Made Through SyPI*
* Through 2Q19

synchrony FINANCIAL

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Value of Data Analytics Credit Line Optimization Fraud Reduction Average CL Assignment Average 6 Month Fraud Rate by High Engagement Customers Level of Customer Engagement Improved credit line Advanced customer assignments for our -70–90% segmentation leads +20–30% partners’ best to a reduction of customers… fraud rates… pre-period post-period low medium high engagement engagement engagement Spend Increase Higher Balances Average Month 1 Sales Balance at End of Year 1 Per New Account Per New Account +15–20% Increase in initial …and ultimately customer spending… higher customer +5–10% balances pre-period post-period no engagement engagement with partner with partner 6 Note: Illustrative example using retroactive study results from Retail Card partners.

Financial Results Summary earnings statement 2Q'19 Highlights B/(W) • $853 million Net earnings, $1.24 diluted EPS $ in millions, except ratios 2Q'19 2Q'18 $ % • Net interest income up 11% driven by growth in Total interest income $4,738 $4,174 $564 14% Loan receivables Total interest expense 583 437 (146) (33)% − Interest and fees on loans up 14% driven by average loan receivables growth Net interest income (NII) 4,155 3,737 418 11% − Interest expense increase driven by increased Retailer share arrangements (RSA) (859) (653) (206) (32)% benchmark rates and growth Provision for loan losses 1,198 1,280 82 6% • Retailer share arrangements up 32% Other income 90 63 27 43% − Increase driven by growth and improved performance Other expense 1,059 975 (84) (9)% • Provision for loan losses down 6% driven by the Pre-Tax earnings 1,129 892 237 27% reduction in reserves related to the Walmart Provision for income taxes 276 196 (80) (41)% portfolio − Net charge-offs of 6.01% compared to 5.97% in Net earnings $853 $696 $157 23% the prior year Diluted earnings per share $1.24 $0.92 $0.32 • Other expense up 9% ‒ Driven primarily by PayPal Credit program 7

Growth Metrics Purchase volume +12% Loan receivables +4% $ in billions $ in billions $38.3 $34.3 $78.9 $81.8 Core(a) $69.6 $81.4 +17% 2Q'18 2Q'19 2Q'18 2Q'19 Average active accounts +9% Interest and fees on loans +14% in millions $ in millions $4,636 75.5 69.3 $4,081 2Q'18 2Q'19 2Q'18 2Q'19 (a) Loan receivables shown above on a Core basis is a non-GAAP measure and excludes from both the prior year and the current year amounts related to the Walmart portfolio. 8 See non-GAAP reconciliation in the appendix

Net Interest Income Net interest income $ in millions, % of average interest-earning assets 2Q'19 Highlights +11% • Net interest income increased 11% compared to prior year driven by growth in Loan receivables $4,155 − $3,737 Interest and fees on loans increased 14% compared to prior year driven by average loan receivables growth • Net interest margin up 42bps. − Loan receivables mix as a percent of total Earning Assets increased from 79.6% to 83.9% driven primarily by the PayPal Credit program 15.75% 15.33% acquisition − Loan receivables yield 20.94%, down 9bps. versus prior year primarily driven by the impact of the PayPal Credit program − Total interest-bearing liabilities cost increased 49bps. to 2.73%, due to increased benchmark rates 2Q'18 2Q'19 9

Asset Quality Metrics

30+ days past due

$ in millions, % of period-end loan receivables



$3,208
$3,694
$3,831
$3,521
$3,293
$4,021
$4,430
$3,957
$3,625
4.25%
4.80%
4.67%
4.52%
4.17%
4.59%
4.76%
4.92%
4.43%
(a)
2Q'17
3Q'17
4Q'17
1Q'18
2Q'18
3Q'18
4Q'18
1Q'19
2Q'19

Net charge-offs

$ in millions, % of average loan receivables including held for sale



$1,001
$950
$1,141
$1,198
$1,159
$1,087
$1,248
$1,344
$1,331
5.42%
4.95%
5.78%
6.14%
5.97%
4.97%
5.54%
6.06%
6.01%
(b)
2Q'17
3Q'17
4Q'17
1Q'18
2Q'18
3Q'18
4Q'18
1Q'19
2Q'19

90+ days past due

$ in millions, % of period-end loan receivables



$1,435
$1,707
$1,869
$1,776
$1,561
$1,833
$2,135
$2,019
$1,768
1.90%
2.22%
2.28%
2.28%
1.98%
2.09%
2.29%
2.51%
2.16%
(c)
2Q'17
3Q'17
4Q'17
1Q'18
2Q'18
3Q'18
4Q'18
1Q'19
2Q'19

Allowance for loan losses

$ in millions, % of period-end loan receivables



$5,001
$5,361
$5,574
$5,738
$5,859
$6,223
$6,427
$5,942
$5,809
6.63%
6.97%
6.80%
7.37%
7.43%
7.11%
6.90%
7.39%
7.10%
2Q'17
3Q'17
4Q'17
1Q'18
2Q'18
3Q'18
4Q'18
1Q'19
2Q'19

synchrony FINANCIAL

(a) Excluding the PayPal Credit program and Walmart Portfolio, 2Q'19 30+ rate was down ~10bps. versus 2Q'18
(b) Excluding the PayPal Credit program and Walmart Portfolio, 2Q'19 net charge-off rate was down ~5bps. versus 2Q'18
(c) Excluding the PayPal Credit program and Walmart Portfolio, 2Q'19 90+ rate was down ~5bps. versus 2Q'18

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Other Expense Other expense $ in millions +9% 2Q'19 Highlights $1,059 • Other expense up 9% $975 ‒ Other expense increase driven primarily by PayPal Credit program • Efficiency ratio 31.3% vs. 31.0% prior year 2Q'18 2Q'19 V$ V% Employee costs $351 $358 $7 2% Professional fees 177 231 54 31% Marketing/BD 110 135 25 23% Information processing 99 123 24 24% Other 238 212 (26) (11)% Other expense $975 $1,059 $84 9% (a) Efficiency 31.0% 31.3% 0.3pts. (a) “Other expense” divided by sum of “NII” plus “Other income” less “Retailer share arrangements (RSA)” 11

Funding, Capital and Liquidity Funding sources Capital ratios $ in billions Common equity Tier 1% - Basel III fully phased-in $86.9 V$ $80.7 16.6% $9.3 $(0.2) 14.3% Unsecured $9.5 $12.0 $(0.2) Securitization $12.2 2Q'18 2Q'19 Deposits $59.0 $65.6 +$6.6 (a) Liquidity $28.0 $ in billions $23.7 2Q'18 2Q'19 Variance Deposits 73% 75% +2 pts. Securitization 15% 14% (1) pts. 2Q'18 2Q'19 Unsecured 12% 11% (1) pts. Liquid assets $21.5 $16.7 Undrawn credit facilities 6.5 7.0 Total liquidity $28.0 $23.7 % of Total assets 28.2% 22.3% (a) Does not include unencumbered assets in the Bank that could be pledged 12

2Q'19 Wrap Up

- Net earnings of $853 million … $1.24 diluted earnings per share
  - Reduction in the reserve related to the expected Walmart portfolio sale was $247 million, or $186 million after-tax; EPS benefit of $0.27
- Broad based growth … Purchase volume +12%, Core Loan receivables +17%[(a)], Net interest income +11%
- Completed successful conversion of the PayPal Credit accounts in June
- Established new relationships with Samsung HVAC and Zero Motorcycles
- Renewed key partnerships with CCA Global Partners, Penske Automotive and Bosley
- Launched new partnerships with Fanatics and Lighthouse
- Expanded CareCredit network with Lehigh Valley Physician's Group and Baylor Scott & White Medical Center
- Fast-growing deposit platform … deposits at $65.6 billion comprising 75% of funding
- Announced up to $4.0 billion of share repurchases and increase of quarterly dividend to $0.22 starting in 3Q'19
- Strong balance sheet, 14.3% CET1 and $16.7 billion of liquid assets synchrony FINANCIAL

(a) Loan receivables shown above on a Core basis is a non-GAAP measure and excludes from both the prior year and the current year amounts related to the Walmart portfolio. See non-GAAP reconciliation in the appendix

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Appendix 15

Non-GAAP Reconciliation The following table sets forth the components of our Loan receivables for the periods indicated below. $ in billions At June 30, Total Retail Card 2018 2019 2018 2019 Loan receivables . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $78.9 $81.8 $51.5 $52.3 Less: Walmart Loan receivables . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (9.3) (0.4) (9.3) (0.4) Core Loan receivables . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $69.6 $81.4 $42.2 $51.9 16